John Hancock Sovereign Investors Fund (the “fund”)

Supplement dated 5-15-13 to the current Summary Prospectus

Barry H. Evans, CFA no longer serves as a portfolio manager of the fund. Accordingly, all references to Barry H. Evans, CFA as a portfolio manager on the investment management team of the fund are removed from the Summary Prospectuses for all share classes of the fund.

The other portfolio managers of the fund, Christopher P. O’Keefe, CFA, Christopher J. Perry, CFA and John F. Snyder III, continue to manage the fund.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.